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                                                                    EXHIBIT 99.6

                        VENTURA COUNTY NATIONAL BANCORP

                 NOMINEE HOLDER OVERSUBSCRIPTION CERTIFICATION

  The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase shares of Common Stock, no par value ("Common Stock"), of Ventura County National Bancorp (the "Company") pursuant to the Rights offering (the "Offering") described and provided for in the Company's Prospectus dated
                , 1995 (the "Prospectus"), hereby certifies to the Company and to First Interstate Bank of California as Subscription Agent for such Offering, that for each numbered line filled in below the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Basic Subscription Privilege (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of Common Stock pursuant to the Oversubscription Privilege (as defined in the Prospectus), in the amount set forth in the second column of such line:

        NUMBER OF RIGHTS EXERCISED            NUMBER OF SHARES SUBSCRIBED FOR
      PURSUANT TO BASIC SUBSCRIPTION            PURSUANT TO OVERSUBSCRIPTION
                PRIVILEGE                                PRIVILEGE
  1.----------------------------------       ----------------------------------
  2.----------------------------------       ----------------------------------
  3.----------------------------------       ----------------------------------
  4.----------------------------------       ----------------------------------
  5.----------------------------------       ----------------------------------
  6.----------------------------------       ----------------------------------
  7.----------------------------------       ----------------------------------
  8.----------------------------------       ----------------------------------
  9.----------------------------------       ----------------------------------
 10.----------------------------------       ----------------------------------


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                             Name of Nominee Holder

                             By: ______________________________________________
                             Name: ____________________________________________
                             Title: ___________________________________________
                             Dated: ___________________________________  , 1995
                             Provide the following information, if applicable

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                             DEPOSITORY TRUST COMPANY ("DTC") PARTICIPANT
                             NUMBER

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                             DTC BASIC SUBSCRIPTION CONFIRMATION NUMBER(S)